Exhibit 10.5

Shaoyi Zhang. traducteur agrée de l'Ordre des Traducteurs et Interprètes du Quebec (OTTIAQ)
Numero d' identification: 5070
Adresse : 28 rue du Manoir. Delson, QC., J5B 1B1, Télé: (514) 651-5569  Fax:(450) 638-3073
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Translation

APPROVAL CERTIFICATE OF GOLD MINING

Certificate No. (2005) 042

According to Mineral Resources Law and Administration Methods of Mineral Resources Registration, gold mining activity should be done with an approval from authorities in charge. All mining activity without governmental approval will be treated as illegal mining.
National Commission on National Development and Reform, P.R. China (Seal) June 3, 2005

Name of enterprise:	XINZHOU Gold Mining Co. Ltd.
Address of mine:	Langqiao Town, .Jing County, Anhui Province
Legal form of enterprise:	Limited responsibility corporation
Production ability:	200 tonnes/day
Valid period:	June 3, 2005 to June 3, 2015
Area of mine	Wuxi Gold Mine (See the application letter for details)

Note: This certificate can only be printed by the National Commission on National Development and Reform, P.R. China. It is strictly forbidden to lease or transfer.

A true translation of the attached document of which I have seen the original.